UNITED STATES

              SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                             FORM 8-K



                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): Aug. 13, 1997

---------------------------------------------------------------

                                                 (Aug. 13, 1997)

                                                 ---------------



                          Bradlees, Inc.

                          --------------

     (Exact Name of Registrant As Specified In Its Charter)



                           Massachusetts

        (State Or Other Jurisdiction of Incorporation)





1-11134                                   04-3156108

-------                                   ----------

(Commission File Number)        (IRS Employer Identification No.)



One Bradlees Circle; Braintree, Massachusetts          02184

---------------------------------------------          -----

(Address Of Principal Executive Offices)             (Zip Code)



                         (617) 380-3000

                         --------------

      (Registrant's telephone number, including area code)



                        Not Applicable

                        --------------

 (Former name or former address,  if changed since last report)









                   Exhibit Index on Page 4



              Page 1 of  8  (Including Exhibit)

Item 5:  OTHER EVENTS

         ------------

         Beginning on August 13, 1997, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers summaries of its revised financial plan (the "Revised Plan") for the fiscal year ending January 31, 1998 ("Fiscal 1997"), which incorporate forecasted results for the first half of Fiscal 1997 comprised of actual results for the first quarter and forecasted results for the second quarter. The Revised Plan is attached hereto as Exhibit 20.



         Certain revisions have been made to the original Fiscal 1997 plan filed on Form 8-K dated January 28, 1997 (the "Plan") without affecting the original projected annual EBITDA (as defined in Exhibit 20) of approximately $27 million. The revisions to the Plan include adjustments for a projected annual decline of 2.9% in comparable store sales (first half -6.9%; second half +0.2%), a 0.2% increase in the planned annual gross margin rate, and additional SG&A expense reductions of $15 million from the original Plan. The Company's previously reported planned modifications to its merchandising, advertising and operational strategies are either in place for the second half of Fiscal 1997 or are in various stages of implementation and are reflected in the planned improvements in operating results.



         The Company is distributing the Revised Plan to its banks and other credit providers to facilitate their credit analyses. THE REVISED PLAN SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-Q for the first quarter ended May 3, 1997, Form 10-K for the fiscal year ended February 1, 1997 (Fiscal
1996), and Form 8-K dated January 28, 1997. The Revised Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Revised Plan, the Company does not believe it is obligated to subsequently update such information or to provide such information indefinitely, and the Company may cease making such disclosures at any time. The Revised Plan was not examined, reviewed or compiled by the Company's independent public accountants.



         The Revised Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Revised Plan contains forward looking statements which are based upon a variety of assumptions (including assumptions concerning the success of the Company's modifications to its merchandising, advertising and operational strategies and the related effects on sales and gross margin and the achievement of expected expense reductions) that may not be realized and are subject to significant business, economic and competitive uncertainties and potential contingencies, many of which are beyond the Company's control. Consequently, the Revised Plan should not be regarded as a representation or warranty by the Company, or any other person, that the projections contained therein will be realized. The Revised Plan may be subject to future adjustments as actual results may vary substantially from those presented in the Revised Plan, and such adjustments could materially affect the reported information.

Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

         AND EXHIBITS

         -------------------------------------------------------

         Exhibit: 20  Fiscal 1997 Revised Summary Financial Plan

                      INDEX TO EXHIBITS



Exhibit No.              Exhibit                       Page No.

----------               -------                       --------



    20      Fiscal 1997 Revised Summary Financial Plan    6

                          BRADLEES, INC.

                        AND SUBSIDIARIES



                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 BRADLEES, INC.





Date:  August 13, 1997           By  /s/ PETER THORNER

                                    ---------------------------

                                     Peter Thorner

                                     Chairman and

                                     Chief Executive Officer





Date:  August 13, 1997           By  /s/ CORNELIUS F. MOSES III

                                    ---------------------------

                                     Cornelius F. Moses III

                                     Senior Vice President,

                                     Chief Financial Officer

EXHIBIT 20


Page 1 of 3



                         BRADLEES, INC.

                   CONDENSED INCOME STATEMENT

                        MANAGEMENT FORMAT

                         (In Millions)

----------------------------------------------------------------

           FISCAL 1997 REVISED SUMMARY FINANCIAL PLAN

---------------------------------------------------------------



                       FIRST HALF                     PROJECTED

                         FORECAST     QTR 3    QTR 4    ANNUAL

                       ----------    -----    -----  ----------



Owned Sales               $561.6    $347.5    $457.0   $1,366.1

Food Service                 3.3       1.7       1.9        6.9

Leased Department Sales     23.5      13.0      13.0       49.5

                          -------   -------   -------   --------

Total                      588.4     362.2     471.9    1,422.5



Gross Margin $             172.6     102.2     138.6      413.4

Gross Margin %

  (Based on Owned Sales)    30.7%     29.4%     30.3%      30.3%



SG&A Expenses             (197.1)    (96.8)   (104.5)    (398.4)

Other Income                 5.5       3.2       3.3       12.0

Gain on Disp. of Properties  0.2         -         -        0.2

                          -------   -------   -------   --------



EBITDA (Loss) before

   Restructuring          ($18.8)     $8.6     $37.4      $27.2

                          -------   -------   -------   --------



Cash Impact from

   Restructuring            (3.2)     (4.3)     (0.8)      (8.3)

                          -------   -------   -------   --------

EBITDA (Loss) after

   Restructuring          ($22.0)     $4.3     $36.6      $18.9

                         --------   -------   -------   --------



Less Gain on Dispos. of

   Prop.(in Reorg. items)   (0.2)        -         -       (0.2)

Add back Cash Impact from

   Restructuring             3.2       4.3       0.8        8.3

Deprec. & Amort. Expense   (18.4)     (9.5)     (9.1)     (37.0)

Interest and Debt Expense   (7.0)     (3.6)     (3.1)     (13.7)

Reorganization Items        (4.8)     (2.1)     (2.9)      (9.8)

                          -------   -------   -------   --------

Net Income (Loss)         ($49.2)    ($6.6)    $22.3     ($33.5)

                          =======   =======   =======   ========



NOTE: EBITDA before restructuring is earnings (loss) before interest and debt expense, income taxes, restructuring and non-recurring items, asset impairment charge, reorganization and extraordinary items, and depreciation and amortization expense. At the time cash is received or expended for restructuring and non-recurring items, the cash amount is included in the calculation of EBITDA after restructuring.

EXHIBIT 20


Page 2 of 3



                         BRADLEES, INC.

                     CONDENSED BALANCE SHEET

                        MANAGEMENT FORMAT

                          (In Millions)

---------------------------------------------------------------

            FISCAL 1997 REVISED SUMMARY FINANCIAL PLAN

---------------------------------------------------------------

                           FIRST HALF

                           FORECAST         QTR 3        QTR 4

                          -----------      -------      -------

Assets

------

Current Assets:

  Unrestricted cash &

    cash equivalents           $9.9           $10.0       $10.0

  Restricted cash               9.3             9.4         9.5

                             -------         -------     -------

     Total cash & cash

       equivalents             19.2            19.4        19.5



  Inventories                 255.6           330.7       240.4

  Other current assets         29.0            28.8        23.1

                             -------         -------     -------

     Total Current Assets     303.8           378.9       283.0



Net Fixed Assets              158.5           155.8       153.6



Long Term Assets              156.2           154.0       151.7

                             -------         -------     -------

Total Assets                 $618.5          $688.7      $588.3

                            =======         =======     =======



                             FIRST HALF

                              FORECAST         QTR3       QTR 4

                          ------------      -------     -------

Liabilities

-----------



Current Liabilities:

  Accounts payable           $145.0          $208.3      $120.2

  DIP borrowings               87.0           104.1        68.7

  Other current liabilities    47.7            46.3        48.6

                             -------        --------     -------

     Total Current Liab.      279.7           358.7       237.5



Long-term capital lease

   obligations                 33.2            32.8        32.3

Other long-term liabilities    50.6            50.7        50.7



Liabilities subject to

   settlement                 567.4           565.5       564.5



Stockholders' Deficit

---------------------

  Common stock                137.3           137.3       137.3

  Accumulated deficit        (449.7)         (456.3)     (434.0)

                             -------         -------    -------

 Total Stockholders' Deficit (312.4)         (319.0)    (296.7)

                             -------         -------    -------

Total Liabilities & Deficit  $618.5          $688.7     $588.3

                             =======         =======    =======

EXHIBIT 20


Page 3 of 3



                         BRADLEES, INC.

                       CONDENSED CASH FLOW

                        MANAGEMENT FORMAT

                          (In Millions)

---------------------------------------------------------------

                FISCAL 1997 REVISED SUMMARY FINANCIAL PLAN

---------------------------------------------------------------



                              FIRST HALF               PROJECTED

                               FORECAST  QTR 3  QTR 4   ANNUAL

                              ---------- -----  -----  ---------



Beginning unrestricted cash

 & cash equivalents              $10.0   $9.9   $10.0    $10.0



Cash generated from (used in)

 operations:

  Net income (loss)              (49.2)  (6.6)   22.3    (33.5)

  Depreciation & amortization     18.4    9.5     9.1     37.0

  Amort. of deferred financing

   costs                           1.6    0.4     0.4      2.4

  Reorganization items             4.8    2.1     2.9      9.8



Changes in working capital:

 Inventory (increase) decrease   (18.6) (75.2)   90.4     (3.4)

 Accts payable increase(decrease) 29.7   63.3   (88.1)     4.9

 All other                        (6.8)  (3.4)    8.6      5.2

                                ------- ------- -------  -------

Net cash provided (used) by

 operating activities before

 reorganization items            (20.1)  (3.1)   45.6     22.4

Reorganization items:

  Interest income                  0.2    0.1     0.1      0.4

  Chapter 11 professonal fees     (5.2)  (2.3)   (3.0)   (10.5)

  Other reorg. expenses paid,net  (3.2)  (4.3)   (0.8)    (8.3)

                                ------- ------- ------- -------



Net cash used by reorg. items     (8.2)  (6.5)   (3.7)   (18.4)

Net cash provided by (used in)

  operations after reorg. items  (28.3)  (9.6)   41.9      4.0

Capital spending                 (10.0)  (5.0)   (5.0)   (20.0)

Increase in restricted cash       (0.2)  (0.1)   (0.1)    (0.4)



Other:

  Payments of liabilities subject

   to settlement                  (3.5)  (1.9)   (1.0)    (6.4)

  Net change in DIP borrowings    44.5   17.1   (35.4)    26.2

  Payments of capital leases &

     financing costs              (2.6)  (0.4)   (0.4)    (3.4)

                                ------- ------- -------  -------

Total other                       38.4   14.8   (36.8)    16.4

                                ------- ------- -------  -------

Increase (decrease) in

 unrestricted cash & cash equiv.  (0.1)   0.1       -        -

                                ------- ------- -------  -------

Ending unrestricted cash &

  cash equivalents                $9.9  $10.0    $10.0   $10.0

                                ======= ======= =======  =======








                             8